RESTATEMENT, EXTENSION,
                      ASSUMPTION and MODIFICATION AGREEMENT





                          BOUNDLESS TECHNOLOGIES, INC.



                                       to



                           Independence Community Bank

                                  June 24, 1999







                                   Premises:  100 Marcus Boulevard
                                                   Hauppauge, New York 11788

                                                   County of Suffolk
                                                   Block:       01
                                                   Lot:         005.000
                                                   Section: 181
                                                   District 0800

                                                                -and-

                                                   Block:       03
                                                   Lot:         002.002
                                                   Section:     181
                                                   District:    0800

                            RESTATEMENT, ASSUMPTION,
                      EXTENSION and MODIFICATION AGREEMENT

AGREEMENT, made the 24th day of June, 1999, between INDEPENDENCE COMMUNITY BANK, its successors and/or assigns, 179 Pacific Street, Brooklyn, New York 11201, (sometimes hereinafter called the party of the first part or ICB), and Boundless Technologies, Inc., 100 Marcus Boulevard, Hauppauge., New York 11788 (hereinafter sometimes referred to as the party of the second part or "Borrower").

                              W I T N E S S E T H :

     WHEREAS, the party of the first part is the holder of the following mortgage (the "Mortgage") and the note secured thereby ( the "Note"):

     Mortgage dated the 9th day of December, 1994 made by Applied Digital Data Systems, Inc. in the principal amount of $8,000,000.00 and recorded in the Suffolk County Clerk's office on the 22nd day of December, 1994 in Liber 18899, Page 434; and assigned to Independence Community Bank in the reduced principal amount of $6,750,000 by assignment dated June 22, 1999 to be recorded herewith.

     WHEREAS, the Note secured by the Mortgage was made by SunRiver Acquisition Corp., an affiliate of Borrower and the obligations under the Note are being assumed by Borrower pursuant to the terms hereof.

     WHEREAS, Independence Community Bank and Borrower have mutually agreed to modify, restate and extend the terms of the Mortgage and the Note secured thereby in the manner hereinafter appearing.

     NOW, THEREFORE, in pursuance of said agreement and in consideration of the sum of One Dollar and other valuable consideration each to the other in hand paid, receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree as follows:

     Borrower hereby assumes all of the obligations of SunRiver Acquisition Corp. under the Note.

     THAT the lien of the Mortgage is modified and extended so that it shall hereafter constitute a single lien, securing the principal sum of SIX MILLION SEVEN HUNDRED FIFTY and NO/100 ($6,750,000) DOLLARS and interest, upon the real property known as 100 Marcus Boulevard, more particularly described in Schedule A hereto ("Premises").

     THAT the total indebtedness as of June 24th, 1999 with respect to the Mortgage and the Note secured thereby is $6,750,000.00.

     THAT the time of payment of said principal sum secured by the Mortgage and Note secured thereby, as modified by this Agreement is hereby extended, and/or modified so that the same shall be due and payable in full on July 1, 2009.

     THAT the Note and/or other agreements evidencing the obligations secured by the Mortgage, shall be substituted for and replaced by a substitute note between the party of the first part and the party of the second part of even date herewith in the principal amount of $6,750,000.00, a copy of which is annexed hereto as Exhibit B (the "Substitute Note") which shall substitute for and replace, but not cancel the indebtedness of the Note and/or other agreements evidencing the obligations secured by the Mortgage. All references in the Mortgage to the "Note" shall be deemed to be references to the Substitute Note.

     THAT, the party of the second part shall satisfy all payment obligations under the Mortgage and the Note secured thereby by making all payments required under the Substitute Note and the Mortgage (as restated by the Restated Mortgage, as such term is defined below) and shall pay interest on the amount owing on the Mortgage and Substitute Note secured thereby at the interest rate set forth in the Substitute Note. The party of the second part also shall comply with all of the terms of the Substitute Note secured by the Mortgage (as restated) and shall comply with all of the terms of the Mortgage (as restated).

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
     THAT, the party of the second part shall satisfy the Mortgage (as restated) and the Substitute Note secured thereby by making payments of principal and interest as required therein.

     AND, upon the aforesaid considerations and in consideration of the modification, restatement and extension provided herein, the Borrower does hereby assume, covenant and agree to pay said principal sum and interest as above set forth as the same is hereby extended, restated and modified, and to comply with the other terms of the Substitute Note and Mortgage (as restated). The Borrower further covenants with the party of the first part as follows:

     1. That the Borrower will pay the indebtedness as hereinbefore provided.

     2. The Mortgage shall be restated by and Mortgagor shall comply with all of the terms and conditions of the $6,750,000.00 Restated Mortgage dated June 24, 1999 annexed hereto as Exhibit C which Mortgage restates, replaces and amends the terms of the Mortgage (the "Restated Mortgage").

     3. That the Restated Mortgage shall constitute a complete amendment and restatement of the terms of the Mortgage and shall substitute for and replace all of the terms of the Mortgage. The Restated Mortgage shall be deemed incorporated herein by reference and shall form part of the agreement of the parties hereto as if fully set forth at length herein. That the principal and interest hereby agreed to be paid shall be a lien on the Premises and shall be evidenced by the Substitute Note and secured by the Mortgages as restated, modified and extended herein. Any rights granted to the party of the first part in the within Agreement and the Mortgage shall be supplemental to and not in lieu of any rights granted to the party of the first part in the Restated Mortgage.

     4. This Agreement may not be changed or terminated orally. The covenants contained herein shall be binding on the Borrower, their heirs, personal representatives, successors and assigns and all subsequent owners, encumbrancers, tenants and subtenants of the premises, and shall inure to the benefit of the party of the first part, the personal representatives, successors and assigns of the party of the first part and all subsequent holders of the Mortgages as restated herein. The word "party" shall be construed as if it reads "parties" whenever the sense of this Agreement so requires. 5. This Agreement shall be governed by and construed in accordance with laws of the State of New York.

     IN WITNESS WHEREOF, this Agreement has been duly executed hereto the day and year first above written.

In Presence of:

                                                  INDEPENDENCE COMMUNITY BANK


                                              By: /s/
                                                  ----------------------------
                                                  George Lewis
                                                  First Vice President


                                                   Boundless Technologies, Inc.


                                             By:  /s/
                                                  ---------------------------
                                                  Joseph Gardner
                                                  Vice President

                                   SCHEDULE A



PARCEL I

All that certain plot, piece or parcel of land with the buildings and improvements thereon erected, situate, lying and being in the Town of Smithtown, County of Suffolk and State of New York, being part of Lot 6 as shown on a certain map entitled "Map of Marcus Industrial Park at Smithtown" and filed in the Office of the Clerk of Suffolk County of October 4, 1967 as Map No. 4961 being bounded and described as follows:

BEGINNING at a point on the westerly side of Marcus Boulevard distant 333 feet southerly from the corner formed by the intersection of the westerly side of Marcus Boulevard with the southerly side of Arkay Drive:

RUNNING THENCE South 3 degrees 17 minutes 15 seconds East along the westerly side of Marcus Boulevard 438.23 feet;

THENCE South 86 degrees 42 minutes 45 seconds West 690 feet;

THENCE North 3 degrees 17 minutes 15 seconds West along land now or formerly of ITT Communications, Inc. 448.24 feet;

THENCE North 86 degrees 42 minutes 45 seconds East 254 feet;

THENCE South 3 degrees 17 minutes 15 seconds East 10.01 feet;

THENCE North 86 degrees 42 minutes 45 seconds East 436 feet to the westerly side of Marcus Boulevard and the point or place of BEGINNING.

                                   SCHEDULE A


PARCEL II

All that certain plot, piece or parcel of land with the buildings and improvements thereon erected, situate, lying and being at Hauppauge, in the Town of Smithtown, County of Suffolk and State of New York, being part of Lot No. 6 on a certain map entitled "Map of Suffolk County Business Center Section No. 2" filed in the Office of the Clerk of the County of Suffolk on August 31, 1978 as Map No. 6715 bounded and described as follows:

BEGINNING at a point on the southerly side of Arkay Drive, also known as Arnold Drive, distant 670.00 feet westerly along the same from the northwesterly end of the curve connecting said southerly side of Arkay Drive with the westerly side of Marcus Boulevard; and

RUNNING THENCE southerly along the westerly map line of "Marcus Industrial Park" south 3 degrees 15 minutes 52 seconds East, a distance of 791.23 feet;

THENCE  westerly,  south 86 degrees 44 minutes 08 seconds  West,  a distance  of
450.00 feet;

THENCE  northerly,  North 3 degrees 15 minutes 52 seconds  West,  a distance  of
791.23 feet to the southerly side of Arkay Drive; and

THENCE easterly, North 86 degrees 44 minutes 08 seconds East, along the southerly side of Arkay Drive, a distance of 450.00 feet to the point or place of BEGINNING.


                              *      *      *      *


Exhibit 13 (Restated Promissory Note) and Exhibit 14 (Restated Mortgage) to this Restatement, Assumption, Extension and Modification Agreement are filed as separate exhibits to the registrant's Form 10-Q.